Calvert US Select Equity ETF

Summary Prospectus   |   January 28, 2024

Ticker Symbols and Exchange
Calvert US Select Equity ETF
CVSE
NYSE Arca

Before you invest, you may want to review the Fund’s statutory prospectus (“Prospectus”), which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and the most recent Annual and Semi-Annual Reports to Shareholders (“Shareholder Reports”), online at https://www.morganstanley.com/im/CalvertUSSelectEquity. You can also get this information at no cost by calling toll-free 1-866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com. The Fund’s Prospectus and SAI, both dated  January 28, 2024 (as may be supplemented from time to time), are incorporated by reference into this Summary Prospectus.

Investment Objective

Calvert US Select Equity ETF (the “Fund”) seeks to provide long-term capital appreciation.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay fees other than the fees and expenses of the Fund, such as brokerage commissions and other fees charged by financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses1  (expenses that you pay each year as a percentage of the value of your investment)

Management Fee[1]	0.29%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.29%
1	The Fund’s management agreement provides that the Fund’s “Adviser,” Morgan Stanley Investment Management Inc., will pay substantially all expenses of the Fund (including expenses of Morgan Stanley ETF Trust (the “Trust”) relating to the Fund), except for the distribution fees, if any, brokerage expenses, acquired fund fees and expenses, taxes, interest, litigation expenses, and other extraordinary expenses, including the costs of proxies, not incurred in the ordinary course of the Fund’s business.

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$30	$93	$163	$368

Calvert  |  Fund Summary

Calvert US Select Equity ETF (Con’t)

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the period from January 30, 2023 (commencement of operations) through September 30, 2023, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) will be invested in the equity securities of U.S. issuers. This policy may be changed without shareholder approval; however, shareholders would be notified upon 60 days’ notice in writing of any changes.

The Fund is actively managed, not designed to track a benchmark, and therefore not constrained by the composition of a benchmark.

The Fund primarily invests in the equity securities of large capitalization U.S. issuers that are involved in economic activities that address global environmental or societal challenges that relate to areas such as environmental sustainability and resource efficiency, diversity, equity and inclusion, respect for human rights, product responsibility, human capital management and accountable governance and transparent operations, or are leaders in managing financially material environmental or social risks and opportunities, such as carbon emission management and diversity, equity and inclusion. Economic activities that address environmental and/or societal challenges vary based on the respective industry a company operates in, but examples may include: providing access to finance to demographics that are typically excluded from traditional financing channels, providing affordable and accessible healthy food and other products, growing electric vehicle sales and strategy, and efficient management of natural resources. As described below, the Adviser utilizes a quantitative and qualitative research process that applies the Calvert Principles for Responsible Investment (a copy of which is included as an appendix to the Fund’s prospectus) to define the investment universe for the Fund.  Calvert Research and Management (“Calvert”), on behalf of the Adviser, may engage with company management regarding financially material environmental, social and governance (“ESG”) issues in pursuit of improving environmental and social outcomes. The Adviser gives due consideration to the relevance and potential materiality of sustainability risks for a particular investment opportunity or for the portfolio as a whole in the context of the investment objective and intended time horizon for holding a particular security. In order to mitigate Responsible Investing risks explained in the below section entitled “Principal Risks,” the Adviser may (i) determine not to hold, determine to sell or otherwise determine to  underweight a security relative to the Fund’s benchmark, the Russell 1000® Index; (ii) engage Calvert to discuss potential engagement with company management on its material ESG risks or opportunities (e.g., climate change, diversity, labor and human rights and ESG disclosure); or (iii) make other adjustments to the Fund’s portfolio.

Through a qualitative and quantitative process (the “Selection Process”), the Adviser seeks to identify companies that are performing in the top 20-40% of their peer group with respect to environmental or social factors determined to be financially material to the company based on Calvert and/or the Adviser’s proprietary research (each, a “Select Company” and collectively, the “Select Companies”). A company may also be determined to be a Select Company based on leadership or significant improvement of such company’s financially material environmental or social risks or opportunities. Once the Fund’s investment universe of Select Companies (the “Investment Universe”) has been established, the Adviser then selects and weights Select Companies through an optimization process that at a portfolio level has better diversity and lower carbon risk, while also minimizing factor risks relative to the Russell 1000 Index (the “Optimization Process”). The Adviser seeks to ensure that at least 90% of the companies in the Fund’s portfolio are reviewed via the Selection Process.

In managing the Fund, the Adviser also takes into account the long-term carbon reduction objectives of the Paris Agreement, an international treaty on climate change with the goal of limiting global warming to well below 2 degrees Celsius, preferably to 1.5 degrees. The Adviser measures a company’s carbon footprint by its weighted average carbon intensity, which is defined as metric tons of greenhouse gas emissions  per $1 million of revenue. The Fund seeks to maintain a portfolio with an overall carbon footprint that is substantially lower than the carbon footprint of the Russell 1000® Index. Individual securities held by the Fund, however, may have carbon footprints that are higher than the average carbon footprint of the Russell 1000® Index and/or the carbon footprint of certain Russell 1000® Index constituents. The long-term carbon reduction objectives of the Paris Agreement may warrant the Adviser to revise the targeted range of carbon reduction by companies it seeks to invest in over time. ESG analysis is determined by Calvert, using a combination of third party and customized ESG data as a base, and having regard to ESG themes such as environmental sustainability and resource efficiency, diversity, equity and inclusion, respect for human rights, product responsibility, human capital management and accountable governance and transparent operations.

In addition, the Fund will seek to maintain higher levels of diversity level than the Russell 1000® Index as measured by weighted average number of women at the board level. The Adviser obtains board gender diversity data from third party vendors, which provide data on the number of women on boards at the issuer level. The Adviser collects this data for all names in its investment universe for which data is available and calculates the weighted average for the Fund and the Russell 1000® Index.

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to seek to earn income. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps, contracts for difference (“CFDs”) and other related instruments and techniques.

Calvert  |  Fund Summary

Calvert US Select Equity ETF (Con’t)

Derivative instruments used by the Fund will be counted toward the Fund’s 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Although the Fund’s ESG factors and responsible investing criteria are typically considered with respect to each company or issuer in which the Fund invests, other factors may be considered by the portfolio management team. In assessing investments, Calvert generally focuses on the ESG factors and responsible investing criteria relevant to the issuer’s operations, and an issuer may be acceptable for investment based primarily on such assessment. As a result, securities may be deemed suitable for investment even if the issuer does not operate in accordance with all elements of the Fund’s ESG factors and responsible investing criteria. For instance, the Fund may also invest in issuers that Calvert believes are likely to operate in a manner consistent with the Calvert Principles pending Calvert’s engagement activity with such issuer. Additionally, the Fund may invest in cash, money market instruments and ETFs. Such investments will generally not be subject to the Fund’s responsible investment analysis and will not be required to be consistent with the Fund’s ESG factors and responsible investment criteria otherwise applicable to investments made by the Fund. In addition, ETFs in which the Fund may invest may hold securities of issuers that do not operate in accordance with the Fund’s ESG factors and responsible investment criteria.

Principal Risks

There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•	Equity Securities. In general, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. During periods when equity securities experience heightened volatility, such as during periods of market, economic or financial uncertainty or distress, the Fund’s investments in equity securities may be subject to heightened risks.

The value of equity securities and related instruments may decline in response to adverse changes in the economy, the economic outlook or the financial markets; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; unexpected trading activity among retail investors; and other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines, the value of Fund shares will also likely decline.

•	Responsible Investing. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments, and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. An investment’s ESG performance, or Calvert’s and/or the Adviser’s assessment of such performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment criteria. In evaluating an investment, Calvert and the Adviser are dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG factors relevant to a particular investment. Successful application of the Fund’s responsible investment strategy will depend on Calvert’s and/or the Adviser’s skill in properly identifying and analyzing material ESG issues.

•	Liquidity. The Fund may make investments that are illiquid or restricted or that may become less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value and may be unable to sell the security at all.

•	Market and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund’s investments, which change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These events may be sudden and unexpected, and could adversely affect the liquidity of the Fund’s investments, which may in turn impact valuation, the Fund’s ability to sell securities and/or its ability to meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as war, natural disasters, epidemics and pandemics, terrorism, conflicts, social unrest, recessions, inflation, interest rate changes and supply chain disruptions) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price and exacerbate pre-existing risks to the Fund.

•	Information Technology Sector Risk. To the extent the Fund invests a substantial portion of its assets in the information technology sector, the value of Fund shares may be particularly impacted by events that adversely affect the information technology sector, such as rapid changes in technology product cycles, product obsolescence, government regulation, and competition, and may fluctuate more than that of a fund that does not invest significantly in companies in the technology sector.

•	Derivatives. Derivatives and other similar instruments that create synthetic exposure often are subject to risks similar to those of the underlying asset or instrument, including market risk, and may be subject to additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions,

Calvert  |  Fund Summary

Calvert US Select Equity ETF (Con’t)

magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid, risks arising from margin and payment requirements, risks arising from mispricing or valuation complexity and operational and legal risks. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

•	ETF Structure Risks.

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. There can be no assurance that an active trading market for the Fund’s shares will develop or be maintained. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund, such as during periods of market stress, and no other authorized participant creates or redeems, shares may trade at a discount to net asset value (“NAV”) and possibly face trading halts and/or delisting.

Trading Risk. The market prices of shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intra-day value of the Fund’s holdings, and supply and demand for shares. The Adviser cannot predict whether shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the shares (including through a trading halt), as well as other factors, may result in the shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. You may pay significantly more or receive significantly less than the Fund’s NAV per share during periods when there is a significant premium or discount. Buying or selling shares in the secondary market may require paying brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost when seeking to buy or sell relatively small amounts of shares. In addition, the market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security. The spread of the Fund’s shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease.

•	Active Management Risk. In pursuing the Fund’s investment objective, the Adviser has considerable leeway in deciding which investments to buy, hold or sell on a day-to-day basis, and which trading strategies to use. For example, the Adviser, in its discretion, may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Fund’s performance.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

As of the date hereof, the Fund has not yet completed a full calendar year of investment operations. Upon the completion of a full calendar year of investment operations by the Fund, this section will include charts that provide some indication of the risks of an investment in the Fund, by showing the difference in annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to the benchmark index selected for the Fund. Performance information for the Fund is available online at  www.calvert.com or by calling toll-free 800-836-2414.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Managers. Information about the individuals jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser	Date Began Managing Fund
Christopher Madden	Managing Director	January 2023
James Reber	Managing Director	January 2023
Thomas C. Seto	Managing Director	January 2023
Matthew Maillet	Executive Director	January 2023
Ibrahim Kara	Executive Director	February 2024
Yijia Chen	Vice President	February 2024

Purchase and Sale of Fund Shares

Individual shares of the Fund may only be purchased and sold in secondary market transactions through a broker or dealer at market price. Because shares trade at market prices, rather than NAV, shares of the Fund may trade at a price greater than NAV (i.e., a premium) or less than NAV (i.e., a discount).

Calvert  |  Fund Summary

Calvert US Select Equity ETF (Con’t)

You may incur costs attributable to the difference between the highest price a buyer is willing to pay for shares (bid) and the lowest price a seller is willing to accept for shares (ask) (the “bid-ask spread”) when buying or selling shares in the secondary market.

Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available on the Fund’s website at www.calvert.com.

Tax Information

The Fund intends to make dividends and distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or financial intermediary (such as a bank), the Adviser and/or Foreside Fund Services, LLC (the “Distributor”) may pay the financial intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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© 2024 Calvert Research and Management

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